Exhibit 10.60

NEITHER THIS WARRANT NOR THE MEMBERSHIP INTERESTS ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE STOCK
OF
QUMULUSAI, INC.

THIS WARRANT TO PURCHASE STOCK (this “Warrant”), dated effective as of [•], 2026 (the “Effective Date”), is to certify that, for value received, [•], a(n) [•], together with its successors and/or permitted assigns (“Holder”), is entitled to purchase, subject to the provisions of this Warrant, from QUMULUSAI, INC., a Georgia profit corporation (the “Company”), up to [•] ([•]) fully paid, validly issued and nonassessable voting Common Stock of the Company (the “Warrant Interests”) at an exercise price of [Ten & 80/100 U.S. Dollars (U.S. $10.80)] per Warrant Interest (as may be adjusted from time to time pursuant to Section 5, the “Exercise Price”).

1. EXERCISE OF WARRANT. The Warrant Interests provided for herein shall vest [in their entirety as of the Effective Date], in accordance with the applicable provisions of this Warrant. Any and all vested Warrant Interests shall be considered to be exercised by Holder immediately upon the Company’s receipt of Holder’s payment of the Exercise Price, or ratably for any portion of the Exercise Price received; provided, that Holder must so exercise this Warrant no later than [•], 2029, upon which date this Warrant shall expire and any and all unexercised Warrant Interests shall no longer be exercisable by Holder.

2. REPRESENTATIONS OF HOLDER. Holder (i) is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “1933 Act”), (ii) understands the risks of, and other considerations relating to a purchase of stock of the Company pursuant to this Warrant, (iii) understands that the Warrant Interests may not be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the 1933 Act and under any applicable state securities law, or pursuant to an available exemption from the registration requirements of the 1933 Act and any applicable state securities laws, in all cases established to the satisfaction of the Company, and (v) Holder has been given the opportunity to obtain any and all additional information that it believes is relevant or necessary.

3. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of voting Common Stock of the Company as shall be required for issuance and/or delivery to Holder upon exercise of this Warrant in full (unless and until the expiration hereof pursuant to Section 1).

4. RIGHTS OF HOLDER. Holder shall not, solely by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5. ANTI-DILUTION PROVISIONS. So long as this Warrant shall be outstanding, in the event the Company shall, at any time after the Effective Date, (i) make a distribution on its outstanding capital stock in the form of warrants, (ii) subdivide or reclassify its outstanding capital stock into a greater number of shares, or (iii) combine or reclassify its outstanding capital stock into a smaller number of shares, the Exercise Price in effect as of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction of which (a) the denominator of which shall be the number of shares of its outstanding capital stock after giving effect to such action, and (b) the numerator of which shall be the number of shares of its outstanding capital stock immediately prior to such action, thence rounding to the nearest cent. The number of Warrant Interests that Holder shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of Warrant Interests that would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (x) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 5) be in effect, and (y) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 5). Adjustment pursuant to this Section 5 shall be made successively whenever any event listed above shall occur.

6. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon its voting Common Stock, (ii) if the Company shall offer to shareholders of voting Common Stock for subscription or purchase by them any shares of capital stock or similar purchase rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another company, sale, lease or transfer of all or substantially all of the property and assets of the Company to another company, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to Holder, at least fifteen (15) calendar days prior the earlier of the dates specified in clauses (x) and (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which shareholders of voting Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

7. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding capital stock of the Company, or in case of any consolidation or merger of the Company with or into another company, or in case of any sale, lease or conveyance to another company of the property of the Company in the entirety (including any successive reclassifications, capital reorganizations and changes of capital stock, and any successive consolidations, mergers, sales and conveyances) (each, a “Reorganization”), the Company shall, as a condition precedent to any such transaction, cause effective provisions to be made so that Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of this Warrant, to purchase the kind and amount of shares of capital stock and/or other securities and property receivable upon such Reorganization by a holder of the number of Warrant Interests that might have been purchased upon exercise of this Warrant immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In the event that, in connection with any such Reorganization, additional securities shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Warrant Interests, any such issue shall be treated as an issue of Warrant Interests covered by the provisions of hereof.

8. NO NET-CASH SETTLEMENT. Unless expressly provided herein or mutually agreed upon in writing by the parties hereto, in no event will Holder be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in securities.

9. MODIFICATION OF AGREEMENT. The provisions of this Warrant may from time to time be amended, modified or waived by the Company and Holder of this Warrant through a writing executed by both parties hereto.

10. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the heirs, beneficiaries, executors, administrators, legal representatives, successors and/or permitted assigns of Holder; provided, however, this Warrant may not be pledged, sold, assigned or otherwise transferred, directly or indirectly, by operation of law, change of control, or otherwise, except in compliance with applicable registration requirements of applicable securities laws or an available exemption therefrom and upon express written authorization of the Company, such authorization being given at the Company’s sole discretion. This Warrant and all rights hereunder are registrable at the office or agency of the Company referred to below by Holder upon surrender of this Warrant properly endorsed accompanied by an assignment form, in a form approved by the Company, duly executed by the transferring Holder and the transferee.

11. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to Holder), a register in which the Company shall record the name and address of the natural person or legal entity in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the natural person or legal entity in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

12. WARRANT AGENT. The Company may, by written notice to Holder, appoint a registrar and transfer agent as the Company’s agent for the purpose of issuing and/or delivering to Holder the shares of voting Common Stock of the Company (or other securities) comprising the Warrant Interests upon the exercise of this Warrant.

13. NOTICES. All notices and other communications required or permitted hereunder from a party hereto to the other party hereto shall be (i) hand delivered, (ii) mailed by U.S. first class certified mail, postage prepaid, or (iii) sent via nationally recognized overnight courier, delivery confirmation requested, at the address provided by Holder below, if to Holder, and 2146 Roswell Road, Suite 108-851, Marietta, GA 30062, if to the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant effective as of the Effective Date first set forth above.

Company:

QUMULUSAI, INC.

By:		[Corp. Seal]
Scott Krosnowski, Secretary & C.F.O.

Holder:

[•]

By:
[•], [•]

Address for Notice: [•]